NOTE 11 - INCOME TAXES	6 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Text Block]
NOTE 11 - INCOME TAXES

A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate for the six months ended June 30, 2012 and 2011 are as follows:

	2012	2011

Tax benefit at U.S. statutory rate	34.00%	34.00%

State taxes, net of federal benefit	3.63	3.63

Change in valuation allowance	(37.63)	(37.63)
	-%	-%

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets at June 30, 2012 and December 31, 2011 consisted of the following:

Deferred Tax Assets	2012	2011
Net Operating Losses Carryforward	$17,134,000	$6,136,000
Depreciation	108,000	35,000
Bad debts	18,000	18,000
Net Non-current Deferred Tax Asset	17,260,000	6,189,000
Valuation Allowance	(17,260,000)	(6,189,000)
Total Net Deferred Tax Asset	$-	$-

As of June 30, 2012, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $17,260,000 that may be offset against future taxable income through 2032.  Current tax laws limit the amount of losses available to be offset against future taxable income when a substantial change in ownership occurs.  Therefore, the amount available to offset future taxable income may be limited.  No tax asset has been reported in the financial statements because the Company believes that there is a 50% or greater chance that short-term profitability will not be attained. Accordingly, the deferred tax assets have been offset by a valuation allowance of the same amount as of June 30, 2012 and December 31, 2011.